Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated January 28, 1999, with respect to the consolidated financial statements of Keyport Life Insurance Company, and March 12, 1999, with respect to the financial statements of Keyport Life Insurance Company-Variable Account A, included in this Post-Effective Amendment No. 19 to the Registration Statement (Form N-4, Nos. 333-1043 and 811-7543).




                                                    /s/ERNST & YOUNG LLP


Boston, Massachusetts
April 26, 1999